This 8-K/A filing is being made because the 8-K and the cover letter filed earlier today on June 7, 1994, had the text wrapped. These two documents should be incorporated with that earlier filing.

                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                         ------------------------

                               FORM 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 7, 1994


                   FORD CREDIT 1994-A GRANTOR TRUST
        (Ford Credit Auto Receivables Corporation - Originator)
    ---------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


Delaware                       33-53491             38-2973806
- --------                       --------             ----------
(State of other juris-   (Commission File Number) (IRS Employer
diction of incorporation                             I.D. No.)



The American Road, Dearborn, Michigan            48121
- ----------------------------------------       ----------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

Ford Credit 1994-A Grantor Trust (the "Trust"), originated by Ford Credit Auto Receivables Corporation (the "Company"), under the laws of New York, has registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, 6.35% Asset Backed Certificates, Class A, in the aggregate principal amount of $1,015,887,266.24 (the "Certificates"), pursuant to Registration Statement No. 33-53491. On May 23, 1994, Ford Motor Credit Company ("Ford Credit"), as seller, and the Company, as purchaser, entered into a Purchase Agreement dated as of May 1, 1994, (the "Purchase Agreement"), transferring from Ford Credit to the Company property primarily consisting of retail installment sale contracts secured by new and used automobiles and light trucks, certain monies due thereunder, security interests in the vehicles financed thereby and certain other property (the "Property"). On May 23, 1994, Ford Credit, as servicer, the Company, as seller, and Chemical Bank as Trustee, entered into a Pooling and Servicing Agreement, dated as of May 1, 1994, creating the Trust and transferring from the Company to the Trust the Property. In return for the property, the Trust transferred to the Company Certificates in the principal amount of $1,015,887,226.24 Detailed information on the pool of retail installment sale contracts in the Trust and the servicing thereof is contained within the Pooling and Servicing Agreement, the Purchase Agreement and Prospectus filed herewith as exhibits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                     EXHIBITS
Designation          Description                             Method of
                                                             Filing
- -----------          ------------                            ----------------
Exhibit 4.1          Purchase Agreement dated as of          Incorporated by
                     May 1, 1994 between Ford Motor          reference from
                     Credit Company, as seller, and          the Company's
                     Ford Credit Auto Receivables            filing of it's
                     Corporation, as purchaser.              8-K with the
                                                             Commission on
                                                             June 7, 1994.

Exhibit 4.2          Pooling and Servicing Agreement dated   Incorporated by
                     as of May 1, 1994, among Ford           reference from
                     Motor Credit Company, as servicer,      the Company's
                     Ford Credit Auto Receivables Corpor-    filing of it's
                     ation, as seller, and Chemcial Bank,    8-K with the
                     as trustee.                             Commission on
                                                             June 7, 1994.

Exhibit 99           Prospectus dated May 10, 1994,           Incorporated by
                     relating to the sale of Ford Credit      reference from
                     1994-A Grantor Trust 6.35% Asset         the Company's
                     Backed Certificates, Class A.            filing of such
                                                              Prospectus with
                                                              the Commission
                                                              pursuant to its
                                                              Rule 424(b)(1)
                                                              on May 12,
                                                              1994.
                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit 1994-A Grantor Trust
                                              (Registrant)

Date:  June 7, 1994                 By:/s/R. P. Conrad
                                    ---------------------------------
                                       R. P. Conrad
                                    Assistant Secretary of Ford Credit
                                     Auto Receivables Corporation,
                                    originator of Trust

                               EXHIBIT INDEX


Designation                     Description
- -----------                     -----------
Exhibit 4.1*         Purchase Agreement dated as of
                     May 1, 1994 between Ford Motor
                     Credit Company, as seller, and
                     Ford Credit Auto Receivables
                     Corporation, as purchaser.

Exhibit 4.2*         Pooling and Servicing Agreement dated
                     as of May 1, 1994, among Ford
                     Motor Credit Company, as servicer,
                     Ford Credit Auto Receivables Corpor-
                     ation, as seller, and Chemcial Bank,
                     as trustee.

Exhibit 99*          Prospectus dated May 10, 1994,
                     relating to the sale of Ford Credit
                     1994-A Grantor Trust 6.35% Asset
                     Backed Certificates, Class A.


* Incorporated by reference.